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Exhibit 11

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of The Toronto-Dominion Bank (the "Bank") on Form 40-F for the year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Edmund Clark, President and Chief Executive Officer of the Bank, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date:	December 15, 2003
/s/ W. EDMUND CLARK
Name:	W. Edmund Clark
Title:	President and Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of The Toronto-Dominion Bank (the "Bank") on Form 40-F for the year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. Marinangeli, Executive Vice President and Chief Financial Officer of the Bank, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date:	December 15, 2003
/s/ DANIEL A. MARINANGELI
Name:	Daniel A. Marinangeli
Title:	Executive Vice President and Chief Financial Officer

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CEO Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002
CFO Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002